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                                                                 Exhibit 23.02

                        Consent of PricewaterhouseCoopers LLP


          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 31, 1999, appearing in CCC Information Services Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



PricewaterhouseCoopers LLP


Chicago, Illinois
June 3, 1999